CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT (Parenthetical) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
Fair value changes of liabilities due to instrument-specific credit risk, income taxes	$ 0	$ 0
Foreign currency translation adjustment, income taxes	0	0
Net of income taxes	0	0
Ordinary shares, Threshold immaterial value	$ 500	$ 500